AMENDMENT NO. 1


                   dated as of July 27, 2000

                              To

                      CREDIT AGREEMENT

                   dated as of March 9, 2000

                            Among

                  NORTHEAST GENERATION COMPANY
                          as Borrower

                             and

                    THE LENDERS NAMED HEREIN
                          as Lenders

                            and

                       CITIBANK, N.A.
                   as Administrative Agent

                            and

                       CITIBANK, N.A.
                     as Collateral Agent

                            and

                        CITIBANK, N.A.
                      as Depositary Bank




AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT


Dated as of July 27, 2000

AMENDMENT NO. 1 to the CREDIT AGREEMENT among NORTHEAST GENERATION COMPANY, a Connecticut corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITIBANK, N.A., as administratve agent (the "Administrative Agent") for the Lenders, collateral agent for the Secured Parties (the "Collateral Agent") and the depositary bank (the "Depositary Bank").

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders, the Administrative Agent, the Collateral Agent, and the Depositary Bank have entered into a Credit Agreement dated as of March 9, 2000 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower has requested that the Credit Agreement be amended as hereinafter set forth.

(3) The Lenders, the Administrative Agent, the Collateral Agent, and the Depositary Bank are, on the terms and conditions stated below, willing to grant the request of the Borrower.

Amendments to Credit Agreement

The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) The definition of "Excess Cash Flow" in Section 1.01 is amended by adding, in the sixth line thereof after the phrase "Cash Flow Payment Date" the following: "(provided, however that in the case of the November 12, 2000 Excess Cash Flow Payment Date, the period used to measure Excess Cash Flow shall be the period from August 1, 2000 to October 31, 2000)".

(b) The definition of "Excess Cash Flow Payment Date" in Section 1.01 is amended by deleting the date "November 1, 2000" at the end thereof and substituting the date "November 12, 2000".

(c) Section 2.05(iv) is amended by adding at the end thereof before the period, the following:

"; provided however that the amount, if any, of Available Excess Cash Flow which is in excess of ten million U.S. dollars (10,000,000 dollars) and which otherwise would be required to be used to prepay Advances together with accrued and unpaid interest under this subsection on the August 1, 2000 Excess Cash Flow Payment Date shall instead be used to prepay Advances together with accrued and unpaid interest on September 12, 2000.

Conditions of Effectiveness

This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Lenders, the Collateral Agent, and the Depositary Bank, together with the consent attached hereto executed by the Sponsor. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

Reference to and Effect on the Credit Agreement and the Notes

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a) The Credit Agreement and the Notes as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, or the Administrative Agent, the Collateral Agent, or the Depositary Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Costs.

The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Governing Law

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NORTHEAST GENERATION COMPANY

By
Title:


CITIBANK, N.A.,
as Administrative Agent

By
Title:


CITIBANK, N.A.
As Collateral Agent and as Depositary Bank

By
Title:


Lenders:

CITIBANK, N.A.

By
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By
Name:
Title:

TORONTO DOMINION (TEXAS), INC.

By:
Name:
Title:


FORTIS CAPITAL CORP.

(formerly MeesPierson Capital Corp.)

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A..

By:
Name:
Title:

BANK ONE, NA

By:
Name:
Title:


CONSENT


Dated as of  July 27, 2000


The undersigned, Northeast Utilities, a Massachusetts voluntary association with reference to the Sponsor Agreement, dated as of March 9, 2000 (the "Sponsor Agreement") in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Sponsor Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Sponsor Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import and to the Notes "thereunder", "thereof", or words of like import shall mean and be a reference to the Credit Agreement and the Notes respectively, as amended by such Amendment.


NORTHEAST UTILITIES

By
Name:
Title: